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                                                                   EXHIBIT 11(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent in this Post-Effective Amendment No. 26 under the Securities Act of 1933, as amended, to this Registration Statement on Form N-1A (File No. 33-26305) of the Compass Capital Funds to the reference to our Firm under the heading "Miscellaneous - Independent Accountants" in the Statement of Additional Information.



   /s/
-------------------------
Coopers & Lybrand L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 17, 1996